UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C.  20549


                               FORM 8-K

                            CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of
                                 1934

                    Date of Report:  July 23, 1998

                  NETWORK SYSTEMS INTERNATIONAL, INC.
        (Exact Name of Registrant as Specified in its Charter)

           Nevada                  0-22991            87-0460247
(State or other jurisdiction   (Commission File    (I.R.S. Employer
    of incorporation or            Number)          Identification
       organization)                                    Number)


        200 North Elm Street, Greensboro, North Carolina  27401
         (Address of principal executive officer)  (Zip Code)

                            (336) 271-8400
          (Registrants telephone number, including area code)

Item 5.  Other Events.

Network Systems International, Inc. (the "Company") issued a press release through PR Newswire on July 9, 1998 announcing that the Company had received notification from NASDAQ that its application for listing on NASDAQ Small Cap had been approved. Network began trading on NASDAQ effective July 10, 1998 under its symbol NESI.

Additionally, Network issued a press release through PR Newswire on July 14, 1998 announcing it had terminated its merger negotiations with Innovative Control Concepts, Inc. Reference is made to the press releases filed as Exhibit 99 hereto.

                               SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

              NETWORK SYSTEMS INTERNATIONAL, INC.
              (Registrant)



              By:    /s/ William C. Ray
                     William C. Ray, Vice President / Secretary

Date:  July 23, 1998
                                 INDEX

Exhibit (99)   Press Releases dated July 9, 1998 and July 14, 1998